EXHIBIT 10(aax)

                          INTERCONTINENTAL LIFE CORPORATION
                                 AMENDMENT AGREEMENT

               This Amendment Agreement (the  "Agreement") is entered  into as of August 8, 1995 by and among InterContinental Life Corporation (the "Company"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent for the Lenders (the "Agent").

                                W I T N E S S E T H :

               WHEREAS, the Company, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of January 29, 1993 (as amended, the "Credit Agreement");

               WHEREAS, the Company, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

          2. Amendment to Credit Agreement. Section 6.19 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

               "6.19. Fixed Asset Expenditures. The Company will not, nor will it permit any Subsidiary to, expend, or be committed to expend, in the acquisition of fixed assets (including leasehold improvements), on a non-cumulative basis, in the aggregate for the Company and the Subsidiaries, in excess of
               (a) $3,000,000 in the aggregate for the period covered by fiscal years 1993, 1994 and 1995 with respect to fixed assets other than leasehold improvements, (b) $1,000,000 during any fiscal year beginning in fiscal year 1996 with respect to fixed assets other than leasehold improvements,
               (c) $6,000,000 in the aggregate for the period covered by fiscal years 1993 and 1994 for leasehold improvements, and
               (d) and $2,000,000 in each fiscal year beginning in fiscal year 1995 for leasehold improvements. A commitment to expend in the acquisition of fixed assets (including leasehold improvements) pursuant to this Section 6.19 shall, for purposes of calculating the amounts set forth in the immediately preceding sentence, be included in the period or year in which such expenditure is to be paid."

          3. Conditions Precedent. Section 2 of this Agreement shall not become effective unless and until the Company has furnished, or caused to be furnished, to the Agent, with sufficient copies for each Lender, the following:

                    (i) A  consent from FIC,  in the  form of Exhibit  A to
               this Amendment.

                    (ii)  Copies, certified by  the Secretary  or Assistant
               Secretary  of  the  Company,   of  its  Board  of  Directors
               resolutions authorizing the execution of this Agreement.

                    (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Company, which shall identify by name and title and bear the signature of the officers of the Company authorized to sign this Agreement, upon which certificate each Lender shall be entitled to rely until informed of any change in writing by the Company.

          4. Representation and Warranty. The Company hereby represents and warrants to the Lenders that after giving effect to the amendment herein contained (i) all of the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, (ii) no Default or Unmatured Default exists or is continuing and (iii) the Company has performed all the agreements on its part to be performed prior to the date hereof as set forth in the Credit Agreement.

          5. Effectiveness of Amendment. This Agreement shall become effective as of the date first above written provided that all of the conditions precedent set forth in Section 3 of this Agreement are satisfied and upon receipt by the Agent of counterparts of this Agreement duly executed by the Company and the Required Lenders.

          6. Reference to and Effect on the Credit Agreement.

                    a. Upon the effectiveness of Section 2 hereof, on or after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in the Notes and all other documents (the "Loan Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                    b. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and all other Loan Documents shall remain unaltered and in full force and effect and shall continue to be binding upon the Company in all respects and are hereby ratified and confirmed.

                    c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the Loan Documents, or (ii) any Default or Unmatured Default under the Credit Agreement.

          7. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

          8. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          9. Execution in CounterParts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the Company, the undersigned Lenders and the Agent have executed this Agreement as of the date first above written.

                                   INTERCONTINENTAL LIFE CORPORATION
                                   By: /s/ Roy F. Mitte
                                   Title: President

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   Individually and as Agent
                                   By: /s/ Paul T. Schultz
                                   Title: Vice President

                                   BARCLAYS BANK, PLC
                                   By: /s/ Chris Cathcart
                                   Title: Vice President

                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA
                                   By: /s/ Jay S. Bullock
                                   Title: Vice President

                                   SHAWMUT BANK CONNECTICUT, N.A.
                                   By: /s/ James H. Steane
                                   Title: Senior Vice President

                                   CORESTATES PHILADELPHIA NATIONAL BANK N.A.
                                   By: /s/ Kathleen M. Petrelli
                                   Title: Assistant Vice President



                                      EXHIBIT A
                                 CONSENT OF GUARANTOR

               Financial Industries Corporation, as guarantor under the Amended and Restated Guaranty dated January 29, 1993 (the "Guaranty") in favor of the Lenders party to the Amended and Restated Credit Agreement dated as of January 29, 1993 (as amended, the "Credit Agreement") hereby consents to the Amendment Agreement dated as of August 8, 1995 and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

               This Consent is executed and delivered as of August 8, 1995.

                                   FINANCIAL INDUSTRIES CORPORATION

                                   By:
                                   Title: